3Q 2023 IMPORTANT NOTE TO INVESTORS: On or about November 14, 2023 a document titled “Abacus Life Q3 Board Presentation November 9, 2023” (the “Disclaimed Document”) entered the public domain. The Company advises investors not to rely upon the Disclaimed Document or any information contained therein in making investment decisions to transact in Abacus Life, Inc. securities. The Company notes that the Disclaimed Document and certain of the information contained therein, may be inaccurate and preliminary, was not intended to be publicly disclosed, and was not reviewed by the Company’s auditors. The Company is providing this Note to Investors and Third Quarter 2023 Investor Presentation, which the Company believes includes any material information from the Disclaimed Document, in order to better inform investors about the Company.

Disclaimer General. This presentation (this “Presentation”) is provided solely for informational purposes. This Presentation is subject to update, completion, revision, verification and further amendment. None of Abacus Life, Inc. (the “Company”) or its affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all inclusive or contain all of the information that may be required to make a full analysis of the Company. Viewers of this Presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice, and you should consult with your own attorney, business advisor and tax advisor as to legal, business, tax and other matters related hereto. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will the Company or any of its respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents (collectively, the “Representatives”) be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Forward-Looking Information. This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Company, including statements regarding the future financial condition and performance of the Company and the platform and markets and expected future growth and market opportunities of the Company. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these terms or variations of them. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. These forward‐looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond the Company’s control, are difficult or impossible to predict and may differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the Company’s SEC filings made from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Viewers of this Presentation are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and do not intend to update or revise these forward-looking statements , whether as a result of new information, future events, or otherwise. The Company does not give any assurance that the Company will achieve expectations. No Offer or Solicitation. This Presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, or otherwise in accordance with applicable law. Use of Projections. This Presentation contains financial forecasts with respect to the Company’s projected revenue, net income and return on equity for 2023. The financial and operation forecasts and projections contained herein represent certain estimates of the Company as of the date hereof and are included herein for illustrative purposes only. The Company’s independent public accountants have not audited, examined, reviewed, compiled or performed any procedures with respect to the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Financial Information; Some of the financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the proxy statement to be filed relating to the Transaction. Except as otherwise noted, all references herein to full-year periods refer to the Abacus Companies’ fiscal year, which ends on December 31. You should review the Abacus Companies’ audited financial statements, which will be included in the proxy statement to be filed in connection with the Transaction. Industry And Market Data. This Presentation has been prepared by the Company and includes market data and other statistical information from third party sources. Although the Company believes these third party sources are reliable as of their respective dates, none of the Company or any of its respective Representatives has independently verified the accuracy or completeness of this information and cannot guarantee its accuracy and completeness. Some data is also based on good faith estimates of the Company, which are derived from both internal sources and the third party sources described above. None of the Company or its respective Representatives make any representation or warranty with respect to the accuracy of such information. 2

Non-GAAP Financial Information Adjusted Net Income, a non-GAAP measure, is defined as net income (loss) attributable to Abacus adjusted for non-controlling interest income, amortization, change in fair value of warrants and non-cash stock-based compensation and the related tax effect of those adjustments. Management believes that Adjusted Net Income is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. A reconciliation of Adjusted Net Income to Net income attributable to Abacus, the most directly comparable GAAP measure, appears below. Adjusted EBITDA, a non-GAAP measure, is defined as net income (loss) attributable to Abacus adjusted for depreciation expense, amortization, interest expense, income tax and other non-cash and non-recurring items that in our judgement significantly impact the period-over-period assessment of performance and operating results that do not directly relate to business performance within Abacus’ control.]. A reconciliation of Adjusted EBITDA to Net income attributable to Abacus Life, the most directly comparable GAAP measure, appears below. Adjusted EBITDA margin, a non-GAAP measure, is defined as Adjusted EBITDA divided by Total revenues. A reconciliation of Adjusted EBITDA margin to Net income margin, the most directly comparable GAAP measure, appears below. Annualized return on invested capital (ROIC), a non-GAAP measure, is defined as Adjusted net income for the quarter divided by the result of Total Assets less Intangible assets, net, Goodwill and Current Liabilities multiplied by four. ROIC is not a measure of financial performance under GAAP. We believe ROIC should be considered in addition to, not as a substitute for, operating income or loss, net income or loss, cash flows provided by or used in operating, investing and financing activities or other income statement or cash flow statement line items reported in accordance with GAAP. Annualized return on equity (ROE), a non-GAAP measure, is defined as Adjusted net income divided by total shareholder equity multiplied by four. ROE is not a measure of financial performance under GAAP. We believe ROE should be considered in addition to, not as a substitute for, operating income or loss, net income or loss, cash flows provided by or used in operating, investing and financing activities or other income statement or cash flow statement line items reported in accordance with GAAP. The below table presents our calculation of ROE. 3 For the Period Ended September 30, 2023 Total Assets 304,301,937 Less: Intangible assets, net (31,217,917) Goodwill (140,287,000) Current Liabilities (5,457,675) Total Invested Capital 127,339,345 Net Income Attributable to shareholders 903,361 Annualized ROIC 2.8% Proforma Adjusted Net income 9,168,359 Adjusted Annualized ROIC 29% For the Period Ended September 30, 2023 Total Shareholder Equity 166,089,747 Net Income Attributable to shareholders 903,361 Annualized ROE 2.2% Proforma Adjusted Net income 9,168,359 Adjusted Annualized ROE 22% ABACUS LIFE, INC. Return on Invested Capital (ROIC) ABACUS LIFE, INC. Return on Equity (ROE)

Abacus Life – ABL Board

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE
NASDAQ | ABL



Jay Jackson

Chairman

Abacus Life CEO with 25+ years longevity asset experience

Built multiple origination & platform providers in longevity asset management and technology.



Sean McNealy

Director

Abacus Life Co-Founder

25+ years in policy origination experience

Established over 30K relationships with Financials Advisors and Insurance Agents



Adam Gusky

Director

12+ years as CIO for East Management Services

Responsible for financial & business due diligence of all acquisitions

Rand Capital Board of Director



Karla Radka

Director

President & CEO of Senior Resource Alliance

25+ years of experience in business development, nonprofit management, health and social issues, and community impact.



Thomas W. Corbett Jr.

Director

Principal member of Corbett Consulting, LLC since 2015

Former Governor of Pennsylvania

Former PA Attorney General and US Attorney for the Western District of PA



Michiel van Katwijk

Director

Former CFO, Treasurer, Director & EVP at Transamerica Life Insurance Co. (Iowa) and Treasurer & Senior Vice President at Transamerica Advisors Life Insurance Company of NY



Beth Schulte, CPA, MBA

Director

CFO of Attivo Partners

30+years of accounting and CFO experience working for Big 4 accounting firms including EY and KPMG

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE
4

10-Q 3rd Quarter Review 5 Increased staff by 10% ABL Bond Issuance Process 2023E Adjusted EBITDA Range 35M-41M Adjusted 3Q Financials non cash amortizations ABL Longevity Growth & Income Fund filed N-2 Financials Overview (3rd Quarter – July - Sept 2023) Gross Revenue $21.1 million Adj. EBITDA $10.8 million Annualized Adjusted Return on Invested Capital (ROIC) 29% Annualized Adjusted Return on Equity (ROE) 22% Proforma Key Performance Indicators 20% Revenue % Increase 26% Adj. EBITDA % Increase 43% Origination Capital Deployed % Increase Q3 2023 Compared to Q3 2022 *See disclosure page 2 for forward looking statements related to 2023E adjusted EBITDA range

Company Highlights Growth Company in an Essentially Uncorrelated Alternative Asset Class with a Large TAM, Institutional Investment Grade CounterpartiesI Abacus is a leading alternative investment originator and asset managerII 19 consecutive years of positive net incomeIII Proprietary Longevity Technology Platform IV Original Management Team and Founders V 6

Overview of Abacus Life (ABL)

Using Lifespan and Longevity data as a core foundation - Abacus has 3 business verticals.

Life Insurance Acquisition

Business Description

Abacus Settlements, LLC — *fully integrated Advisor, Agent and consumer facing secondary market origination platform*

Longevity Market Assets, LLC — *Actively managed originations held for investment and serviced with support from valuation and due diligence team*

Private Wealth

Business Description

Abacus Life Advisors — *fully integrated consumer facing RIA & Broker Dealer*

Abacus Lifespan Funds — *Model ETF Strategy that utilizes individual lifespan to determine asset allocation*

Abacus Equity Income Fund — *1940 Act Interval Mutual Fund with daily valuation and quarterly liquidity*

Data & Technology

Business Description

Abacus Life Technologies — *Lifespan data AI platform developing full stack programs to build, predict and value lifespan based products*

Life and Mortality Tracker — *Lifetrac and Mortality tracking services for asset managers, pension funds, unions, government agencies*

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE
7

Life Insurance Acquisition & Management

Overview of Abacus Life – Life Insurance Acquisition

We have built a leading vertically integrated alternative asset manager specializing in life insurance products

~20%
Market Share

Industry Leader with ~20% Market Share

- Purchased ~$2.1bn in face value of policies from '19 – '23
- ~4x origination growth from '16 – '22
- Manage assets for KKR, Teamsters Union, and other 3rd party investment fund strategies

49
States with Ability / License to Operate

High Barriers to Entry

- Scaled origination drives low-cost policy acquisition
- Operational in 49 states
- Highly regulated sector with many disclosure requirements

~$1.8bn
Policies Serviced [1]

Institutionalized Processes

- Formed in 2004 and currently has 82 employees
- Serviced ~$1.8bn in policies, including a JV with KKR

20+ Years
Avg. Experience

Innovative & Experienced Leadership Team

- Management averages 20+ years experience in industry
- Firm led by an innovative management team

We are active throughout the lifecycle of an insurance policy

	Business Description	*Revenue Description*
Abacus Settlements, LLC	*fully integrated consumer facing secondary market origination platform*	*origination fees (~2% of FV on average)*
Longevity Market Assets, LLC	*Actively managed originations held for investment and serviced with support from valuation and due diligence team*	*returns for assets held & actively managed plus charge management/servicing fees (0.5% of Asset Value)*

Source: Market share data per The Deal and based on value of settlements paid in 2021.
1. Includes policies originated, owned, and / or serviced by Abacus through June 2023

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

9

Large Total Addressable Market with Meaningful Growth Potential

Significant Total Addressable Market



~$13tn
Life Insurance Industry [1]
~$5tn
Americas Real Estate Industry

>90%

of life insurance policies don't pay claims

Significant Opportunity to Increase Market Penetration



$233bn
Annual Life Settlement Market Opportunity
$4bn
Current Annual Life Settlement Market [1]

= **~2%**

market penetration

We believe that we provide an attractive solution for life insurance policyholders to monetize an underutilized asset

Life Insurance Policies are Assets

*We help clients understand that a **life insurance police is personal property** and selling it for a fair market value is a **legitimate, safe, and viable** choice to create more options for the future*

*Life insurance is often a **senior citizen's largest asset** and one that can be used to alleviate retirement challenges – but they rarely treat it that way*

49% of financial advisors are not aware of this alternative for their clients

<1% of advisors and agents actually transact

90% of senior citizens who let policies lapse would consider this alternative once made aware

Benefits to Consumers

~8x

above cash value paid to sellers on average

immediate liquidity for retirement & wealth transfer

payment of medical bills (often tax free)

no longer required to pay premiums

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

Sources: Life Insurance Industry per the American Council of Life Insurers Annual Report (2020). American Real Estate Industry per the MSCI – Real Estate Market Size report (2021 / 2022). Percent of insurance policies that do not pay claims per the Life Settlement Insights (Observations and Commentary on the Life Settlement Market) report. Annual Life Settlement Market Opportunity per Strategic Study Series Insurance Research, Life Settlements "A Market Takes Off" (2019) provided by Conning, Inc. Annual Life Settlement Market per The Deal: Annual Life Settlement Market Rankings (2021). Percentages of awareness and willingness for life settlement per Life Insurance Settlement Association (annual survey of insureds who let the policy lapse). Percent of advisors and agents that transact based on number of estimated financial advisors per Occupational Employment and Wage Statistics data provided by the U.S. Bureau of Labor Statistics, Abacus' market share and observed success rate with financial advisors.

1. Total Life Insurance Industry refers to total face value of individual life insurance policies in force in 2020. Annual Life Settlement Market Opportunity includes policies with estimated age of policy holder over 65 years old. Current Annual Life Settlement Market refers to total face value of policies settled in 2021.

10

Abacus Russell 2000 S&P 500HY Bonds US Bonds Senior Loans Treasury 0% 5% 10% 15% 20% 25% 30% 35% 0% 5% 10% 15% 20% 25% 30% Standard Deviation Abacus Abacus’ Historical Risk Adjusted Returns Relative to Other Asset Classes 2 Source: Policy Cash Value Over Time chart based on a $1 million death benefit, ~3% cash value rate of increase, beginning at 35-years old and paying out at 100-years old. A-cyclical and essentially uncorrelated returns based on the average return and associated standard deviation chart – based on 3-year comparative return for a variety of market indices per Yahoo Finance. 1. A Rating or better determined by AM Best and classified as insurance companies that have or exceed an “excellent ability to meet their ongoing obligations”. 2. Abacus return and standard deviation based on its entire portfolio (holding and trading) as of August 2022 and then extrapolated to August 2025, assuming zero mortalities. Uncorrelated Alternative Asset with Institutional Investment Grade Counterparts 11 Policies are Cash Collateralized by High Quality Carriers . . . 93% of carriers have an “A Rating” or better 1 Policy counterparties are generally high-quality investment grade insurance companies Policies are cash collateralized with minimal payout risk . . . and Consistently Generate Strong & Essentially Uncorrelated Returns Similarities to a zero-coupon bond, driven by mortality Industry is generally a-cyclical Policies have very limited risk of loss A ve ra ge R et u rn s The Value of Life Insurance Policies Increase Over Time $-- $200,000 $400,000 $600,000 $800,000 $1,000,000 35 40 45 50 55 60 65 70 75 80 85 90 95 P ol ic y V al u e Age of Policy Holder Death Benefit

Abacus is at the Heart of the Life Settlements Industry



~20%
2022 Market Share
Agents
DTC
Brokers
Origination Machine
Buyside
Lenders & Asset Managers
Public Markets
Capital Providers
ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE
Portfolio Trading
Face Value = ~$2.1bn
Policies Traded = 1227
Cost Basis = $494mm
Hold Portfolio & Policies Serviced
Underwriting & valuation for ~$520mm in policies
Custom SMAs for 3rd party investors
Portfolio modeling & cash flow management

Source: Market share data per The Deal and based on number of settlements provided from 2017 – 2022.
Note: All portfolio trading performance metrics measured from 2019 through 2023.

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE
12

Note: LS abbreviation denotes “Life Settlement”. ORIGINATION MACHINE with a Model to Drive Economics Agents Work with LS providers on behalf of clients DTC Advertising via internet, social media platforms, television, and mail LS Brokers Largely pre-packaged policies for bidding 38% Policies Originated 35% Policies Originated 27% Policies Originated Diversification Across Multiple Origination Channels Creates a Lower Average Policy Acquisition Cost 13 long-term relationships with 78 institutional origination partners access to over 30,000 financial advisors 70-person origination team with 30 sales members, assigned by channel 49 states with ability / license to operate 2021 2022 34% 2022 202220212021 38%27%

Outstanding Operations & Execution Team 14 Policy Acquisition ABL Wealth ABL Tech 90 Team Members • 30 – Sales Team • 18 – Acquisition Managers & Case Processors • 16 – Contracts, In-House Counsel, and Accounting • 6 – Marketing and IT • 15 - Trading, Analysts, Servicing • 5 -Executive 8 Team Members • 2 Executives and Sales • 6 – Programmers/Coding 98 Person Operational & Execution Team Note: Size of operational & execution team as of June 30th, 2023. 48 65 98 25 35 45 55 65 75 85 95 105 1/1/2021 1/1/2022 1/1/2023 Total Number of Employees Total Number of Employees Apr. 20 2Apr. 2021 Apr. 2023 5 Team Members • All Team Members are dual role with ABL • 3 – New Hires – Targeting hire date in Q1

ABL Wealth

Aggregated Historical Track Record 16 Traded Portfolio Held Portfolio Realized Portfolio 121 Policies Acquired $101mm Total Face Value $835k Average Face Value 160% Realized Return 1,312 Policies Traded $2.5bn Total Face Value $1.9mm Average Face Value 20.3% Realized Return 1. Construct policy tranches for a range of institutional buyers 1 – 2-day trading process given policies are held at securities intermediary ~$1.76bn Policies Servicing (incl. KKR & Apollo assets) 1951 Policies Purchased (acquired from 2019 – 2023) ~$2.10bn Face Value of Policies ~$520mm Underwritten & Valued (on behalf of 3rd parties) ~4x Origination Growth Over the Past Six Years 1 ~$230mm Capital Base (Including Nova JV) 229 Policies Traded $748mm Total Face Value $3.3mm Average Face Value 16.3% Realized Return Portfolio - Incl. KKR Portfolio - LMA Exclusive Realized Portfolio 6 Policies Acquired $15mm Total Face Value $2.5mm Average Face Value 523% Realized Return

This slide is for illustrative purposes only. The launch, operation and success of the Fund is subject to significant risks and uncertainties, including SEC approval, Company’s ability to manage the Fund, the ability to attract investors, ability to acquire and manage Fund assets and the ability to achieve the illustrative yield , growth and total return. Primary Custodian is Wilmington Trust and UMB ABL Longevity Growth and Income Fund Target Launch 2024 – ABLGX(1) 17 ABL Longevity Growth & Income Fund 1.45% Management Fee 6% Target Yield 8-10% Target Growth Target Launch: 2024 End Date: Interval Fund 5% Quarterly Liquidity 14-16% Target Total Return 1940 Act Interval Mutual Fund Daily valuation with ticker symbol Demand is high for a low correlation fund Target open in 2024

ABL Wealth Advisors 18 Aligned with 80BN RIA for back office and Advisor growth Experienced team to manage operations Will Receive ABL Non-Qualified Leads Offer custom financial solutions using Lifespan as the core driver of portfolio allocation Acquire strategic RIAs and Advisors

The Power of Data & Tech: ABL Technologies (abltech.com)

Proprietary Technology Platform Yields Differentiated Underwriting Capabilities

Proprietary Risk Rating Heat Map

- Purchase Price
- Carrier Rating
- Policy Face Value
- Life Expectancy
- Survival Probability
- Policy Type
- Lead Source
- Expected IRR
- LE Extension Ratio
- Current Age & Age on LE

Purchase Price	Policy Type	Carrier Rating	Lead Source	Policy Face Value	Expected IRR	Life Expectancy (LE)	LE Extension Ratio	Age	Age on LE Date	Age on B/E Date	Surv Prob on B/E Date	Risk Grade
$151,500	GUL	A+	Broker	$500,000	15.60%	65	196%	72	80	90	0%	1
$150,180	UL	A	Agent	$250,000	15.50%	25	614%	67	73	86	0%	2
$150,180	UL	A	Agent	$250,000	15.50%	25	614%	67	73	86	0%	2
$556,705	UL	A+	Insured	$1,000,000	15.40%	31	903%	49	52	75	0%	3
$168,945	GUL	NR	Insured	$750,000	15.40%	91	275%	60	68	89	0%	1
$23,488	GUL	A	Broker	$100,000	15.40%	88	113%	69	76	84	1%	4
$325,000	UL	A-	Insured	$500,000	15.30%	26	527%	97	99	110	0%	1
$323,434	GUL	A+	Insured	$5,300,000	15.30%	133	92%	72	83	93	1%	2
$115,502	UL	A	Insured	$550,000	15.30%	48	125%	86	90	95	2%	2
$108,111	GUL	A	Agent	$400,000	15.20%	53	527%	90	97	121	0%	1
$47,079	UL	A	Agent	$400,000	15.20%	103	21%	87	98	100	34%	4
$22,976	UL	NR	Agent	$189,964	15.20%	75	66%	84	90	94	10%	5
$37,405	GUL	A+	Agent	$1,000,000	15.20%	157	135%	68	81	99	0%	1
$165,000	GUL	A	Broker	$500,000	15.20%	26	107%	90	92	94	6%	4
$181,527	Term	A+	Insured	$250,000	15.10%	12	354%	62	63	67	0%	5
$138,360	UL	NR	Agent	$1,000,000	15.10%	132	170%	69	81	100	0%	1
$112,500	GUL	A+	Agent	$300,000	15.10%	58	218%	82	87	98	0%	1
$37,816	UL	A++	Insured	$100,000	15.10%	40	98%	69	72	75	10%	5

Instant Policy Valuations

Policy Value Calculator

Name

Email

Your Phone

Gender

Current Age

$1,000,000 Policy

Universal / Flexible Premium

CALCULATE

Policy Value Calculator[1]

Health Status	Average Price
Standard	$42,890
Slightly Impaired	$95,980
Moderately Impaired	$129,150
Highly Impaired	$203,410
Extremely Impaired	$256,790
Terminal Illness	Up to $800,000

CLEAR

1. Illustrative example.

ABACUS LIFE

OPTIONS FOR YOUR LIFE INSURANCE

20

ABL Tech: Abacus Marketplace and Blockchain Integration 21 Origination Flow Lead Management Centralized Bidding and Servicing Remove Bank as Intermediary Instantly Transact Tertiary Policies Secure Transactions Through Smart Contracts

ABL Tech: Aging IQ and Live Life Table

Drive Wealth Planning Through AI & Longevity

Aging IQ

MyTrueAge

- AI Technology to estimate biological age

MyLifeScore

- Data-Driven approach to estimating healthspan and lifespan


www.agingiq.com
Aging IQ
Hello Sarah!
Age: 37
Gender: Female (99%)
BMI: 21.1
Smoker: NonSmoker (99%)


John's MyLifeScore
54
Good
0
100

Live Life Table

Industry standard with 20+ years of longevity data	Updates data in real time	More accurate morality assumptions	Wealth Planning


Abacus data: 4,557 (female) & 10,978 (male); Current as of 10/11/2022
Female
Male
Observed
Predicted
Deaths per 100,000 Person-Years
30,000
20,000
10,000
0
40
60
80
100
Age (Years)

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

22

Marketing and Advertising

Quick Facts 24 • 25.1% of the United States population has seen the commercial at least once. • 50,714 seniors directly contacted by account managers • Market saturation is strong on major news channels including Fox, CNN, FBN, Bloomberg, and MSNBC • Diminishing returns not yet reached, CPL continues to drop with higher spend volume • Low competition; high intent leads 858mm Client Education (1/23 – 10/31) Spending Efficiency 84mm Unique ImpressionsImpressions 13x Lead Growth From Prev. Year

3Q Financial Information and Proforma

Q3 2023 Financial Information Abacus Life, Inc. Proforma Income Statement (Q3 2023 compared to Q3 2022) 26 2022 2023 2022 Total Portfolio servicing revenue 224,569 382,245 814,626 1,372,573 Total Active management revenue 18,926,144 12,080,503 46,715,702 29,836,674 Total Origination revenue 1,970,217 5,076,481 8,360,252 17,620,944 21,120,930 17,539,229 55,890,580 48,830,191 Total Cost of revenue 3,364,957 5,618,973 14,121,210 16,492,673 17,755,973 11,920,256 41,769,370 32,337,519 Sales and marketing 1,704,154 14,905 3,116,999 1,664,403 General, administrative and other 9,838,951 2,344,237 15,961,962 6,938,942 (Gain) loss on change in fair value of debt (2,088,797) (1,235,032) 309,865 (859,519) Unrealized loss (gain) on investments 306,800 246,846 (491,356) 1,301,821 Depreciation and amortization expense 1,694,853 4,219 1,702,591 12,360 Total Operating expenses 11,455,961 1,375,175 20,600,061 9,058,007 Operating Income $ 6,300,012 $ 10,545,081 $ 21,169,309 $ 23,279,512 Gross Profit OPERATING EXPENSES: Total Revenues COST OF REVENUES (excluding depreciation and amortization stated below) Three Months Ended September 30, Nine Months Ended September 30, 2023 REVENUES:

Q3 2023 Financial Information (cont’d) Abacus Life, Inc. Proforma Income Statement (Q3 2023 compared to Q3 2022) 27 2022 2023 2022 OTHER INCOME (EXPENSE) Change in fair value of warrant liability (943,400) - (943,400) - Interest (expense) (2,679,237) (2,449) (3,632,420) (1,449) Interest income 63,826 - 73,200 - Other income (expense) 20,086 42,288 (1,565) (199,959) Total other income (expense) (3,538,725) 39,839 (4,504,185) (201,408) Net income before provision for income taxes 2,761,287 10,584,920 16,665,124 23,078,104 Income tax expense 1,710,315 (948,600) 2,240,708 (650,794) NET INCOME 1,050,972 11,533,520 14,424,416 23,728,898 LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTEREST 147,611 363,452 (339,692) 770,093 NET INCOME ATTRIBUTABLE TO SHAREHOLDERS 903,361 11,170,068 14,764,108 22,958,805 Three Months Ended September 30, Nine Months Ended September 30, 2023

Q3 2023 Financial Information
Abacus Life, Inc. Proforma Adjusted Net Income

Proforma adjusted Net Income and Adjusted EPS	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Net income attributable to Abacus Life, Inc.	903,361	9,992,003	15,739,009	21,507,702
Net income for Abacus Settlements, LLC	—	(122,998)	(974,901)	149,790
Proforma net income attributable to Abacus Life, Inc.	903,361	9,869,005	14,764,108	21,657,492
Net income attributable to non-controlling interests	147,611	363,452	(339,692)	770,093
Amortization expense	1,682,083	—	1,682,083	—
Stock compensation expense	4,583,632	—	4,583,632	—
Change in fair value of warrant liability	943,400	—	943,400	—
Tax impact of items listed above	908,271		908,271	
Proforma adjusted Net Income	9,168,359	10,232,457	22,541,803	22,427,585
Weighted-average shares of Class A common stock outstanding	63,349,823	50,369,350	54,632,826	50,369,350
Proforma Adjusted EPS	0.14	0.20	0.41	0.45

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

1. *Adjusted Net Income, a non-GAAP measure, is defined as net income (loss) attributable to Abacus adjusted for non-controlling interest income, amortization, change in fair value of warrants and non-cash stock-based compensation and the related tax effect of those adjustments. Management uses adjusted net income as an internal operating performance measure in the management of business as part of our capital allocation process. We believe adjusted net income provides useful supplemental information to investors as it is frequently used by the financial community to analyze financial performance between periods and for comparison among companies. Adjusted net income should not be viewed as a substitute for income before taxes calculated in accordance with GAAP, and other companies may define adjusted net income differently.

28

Q3 2023 Financial Information (cont'd)
Abacus Life, Inc. Proforma Adjusted EBITDA

Proforma adjusted EBITDA	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Net Income for Abacus Life Inc.	—	10,355,455	15,399,317	22,277,795
Net Income for Abacus Settlements, LLC		(122,998)	(974,901)	149,790
Proforma Net Income	1,050,972	10,232,457	14,424,416	22,427,585
Depreciation	12,770	4,219	20,508	12,360
Amortization	1,682,083	—	1,682,083	—
Interest expense	2,679,237	2,449	3,632,420	1,449
Interest income	(63,826)	—	(73,200)	—
Income tax expense	1,710,315	(948,600)	2,240,708	(650,794)
Stock compensation	4,583,632	—	4,583,632	—
Other (Income) / Expenses	(20,086)	(42,288)	1,565	199,959
Change in fair value of warrant liability	943,400	—	943,400	—
Expense support agreement	—	283,047	—	283,047
Change in fair value of debt	(2,088,797)	(1,235,032)	309,865	(859,519)
Unrealized loss / (gain) on investments	306,800	246,846	(491,356)	1,301,821
Proforma Adjusted EBITDA	10,796,500	8,543,099	27,274,041	22,715,908
Revenue	21,120,930	17,539,229	55,890,580	48,830,191
Proforma Adjusted EBITDA Margin	51.12%	48.71%	48.80%	46.52%
Proforma Net Income Margin	4.98%	58.34%	25.81%	45.93%

*Adjusted EBITDA, a non-GAAP measure, is defined as net income (loss) attributable to Abacus adjusted for depreciation expense, amortization, interest expense, income tax and other non-cash and non-recurring items that in our judgement significantly impact the period-over-period assessment of performance and operating results that do not directly relate to business performance within Abacus' control. Management uses EBITDA as an internal operating performance measure in the management of business as part of our capital allocation process. Management believes Adjusted EBITDA provides useful supplemental information to investors as it is frequently used by the financial community to analyze financial performance between periods and for comparison among companies. Adjusted EBITDA should not be viewed as a substitute for metrics calculated in accordance with GAAP, and other companies may define Adjusted EBITDA differently.

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE
29

Q3 2023 Financial Information (cont’d) Abacus Life, Inc. Return on Equity (ROE) and Return on Invested Capital (ROIC)* 30 For the Period Ended Return on Equity September 30, 2023 Total Shareholder Equity 166,089,747 Net Income Attributable to shareholders 903,361 Annualized ROE 2.2% Proforma Adjusted Net income 9,168,359 Adjusted Annualized ROE 22% For the Period Ended Return on Invested Capital September 30, 2023 Total Assets 304,301,937 Less: Intangible assets, net (31,217,917) Goodwill (140,287,000) Current Liabilities (5,457,675) Total Invested Capital 127,339,345 Net Income Attributable to shareholders 903,361 Annualized ROIC 2.8% Proforma Adjusted Net income 9,168,359 Adjusted Annualized ROIC 29% * Annualized return on invested capital (ROIC), a non-GAAP measure, is defined as Adjusted net income for the quarter divided by the result of Total Assets less Intangible assets, net, Goodwill and Current Liabilities multiplied by four. ROIC is not a measure of financial performance under GAAP. We believe ROIC should be considered in addition to, not as a substitute for, operating income or loss, net income or loss, cash flows provided by or used in operating, investing and financing activities or other income statement or cash flow statement line items reported in accordance with GAAP. Annualized return on equity (ROE), a non-GAAP measure, is defined as Adjusted net income divided by total shareholder equity multiplied by four. ROE is not a measure of financial performance under GAAP. We believe ROE should be considered in addition to, not as a substitute for, operating income or loss, net income or loss, cash flows provided by or used in operating, investing and financing activities or other income statement or cash flow statement line items reported in accordance with GAAP. Management uses ROE and ROIC as internal operating performance measures in the management of business as part of our capital allocation process. We believe ROE and ROIC provide useful supplemental information to investors as it is frequently used by the financial community to analyze financial performance between periods and for comparison among companies. ROE and ROIC should not be viewed as a substitute for metrics calculated in accordance with GAAP, and other companies may define these metrics differently.

Consolidated Proforma Historical Financial KPIs (Q1 2022 – Q3 2023) (Only Includes Longevity Market Assets, LLC and Abacus Settlements, LLC) 43% 20% 28% 17% 11% Annualized 28% Annualized 29% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Revenue EBITDA Adjusted Quarterly Return on Invested Capital Adjusted Quarterly Return on Equity 31 $17.2 $14.1 $17.5 $21.1 $16.6 $18.3 $21.1 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $7.6 $6.6 $8.5 $11.0 $7.6 $8.8 $10.8 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 130% 37% 45% 36% 24% Annualized 16% Annualized 22% Q1 2022 Q2 2022 Q3 2022 Q3 2022 Q1 2023 Q2 2023 Q3 2023 ($ in millions) ($ in millions) Added 62M+ Shares

Additional Origination KPIs (Q1 2022 – Q3 2023) 122 131 119 110 108 136 181 0 50 100 150 200 250 300 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Capital Deployed Through Abacus Face Value Originated Through Abacus Number of Originations 32 $45.3 $31.8 $39.4 $35.5 $34.4 $59.8 $56.4 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $233.0 $159.9 $183.1 $197.4 $156.2 $211.4 $340.9 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 ($ in millions)